                                  EXHIBIT I

                  THIRD SUPPLEMENT TO INVESTMENT AGREEMENT


     THIRD SUPPLEMENT TO INVESTMENT AGREEMENT, dated as of October 19, 1998 (this "Third Supplement"), among Complete Wellness Centers, Inc., a Delaware corporation (the "Company"), Imprimis Investors LLC ("Imprimis") and Wexford Spectrum Investors LLC ("Wexford" and, together with Imprimis, the "Investors").

     WHEREAS, the Company and the Investors are parties to the Investment Agreement, dated as of December 19, 1997, as previously supplemented by the Supplement to Investment Agreement, dated as of January 12, 1998 (such Supplement, the "First Supplement") and the Second Supplement to Investment Agreement, dated as of July 2, 1998 (such Second Supplement, the "Second Supplement" and such Investment Agreement, as supplemented by the First Supplement and the Second Supplement, the "Investment Agreement"). Capitalized terms used in this Third Supplement without definition shall have the meanings ascribed to them in the Investment Agreement; and

     WHEREAS, in order to permit the Company to meet its working capital obligations and to acquire additional facilities, the Company and the Investors desire that the Investors extend to the Company certain secured short term loans in the manner provided in this Third Supplement.

     1. The Company has authorized the issue and sale to the Investors of $475,000 in aggregate principal amount of Senior Secured Floating Rate Bridge Notes due February 1, 1999 (such Notes and any such Notes issued in substitution therefor being, collectively, the "Notes"). Of the $475,000 in aggregate principal amount of the Notes, $350,0000 represents term loans being made on the date hereof to the Company by the Investors (collectively, the "Term Loans") and $125,000 represents revolving loans which may be made by the Investors to the Company pursuant to their respective revolving loan commitments (the "Revolving Loan Commitments") under this Third Supplement (collectively, the "Revolving Loans"). A Note in the principal amount of $380,000 is being issued to Imprimis and represents a Term Loan of $280,000 being made by Imprimis and up to $100,000 of Revolving

Loans that may be made by Imprimis. A Note in the principal amount of $95,000 is being issued to Wexford and represents a Term Loan of $70,000 being made by Wexford and up to $25,000 of Revolving Loans that may be made by Wexford.

     2. The Investors' respective obligations to make Revolving Loans shall be limited to their respective Revolving Loan Commitments, shall be extinguished upon the earliest to occur of (i) December 31, 1998, (ii) the maturity (which will be February 1, 1999) of the Notes or (iii) earlier prepayment of the Notes and shall be subject to (a) the Investors having approved the facility acquisitions proposed to be made by the Company with the proceeds of such Revolving Loan (the "Qualifying Acquisitions"), (b) there being no uncured event of default (or event which with the passage of time could become an event of default) at the time of the extension of the Revolving Loan, and (c) the Investors having received a written request from the Company to make such Revolving Loan not fewer than five business days prior to the proposed borrowing date in which the Company certifies that there is no then uncured event of default (or event which with the passage of time could become an event of default) and that the representations and warranties of the Company contained in
Section 5 of this Third Supplement remain true and correct in all material respects.

     3. The Notes will bear interest and will mature as provided in the Notes. The Notes will be subject to mandatory redemption by the Company in full at their then outstanding principal amounts, together with accrued and unpaid interest thereon to the date of redemption, upon the earlier to occur of a Change of Control or the redemption in full of the New Preferred Stock (as defined in the Second Supplement). The Notes will also be subject to voluntary redemption by the Company, in whole or in part, at their then outstanding principal amounts, together with accrued and unpaid interest thereon to the date of redemption, any such partial redemption to be made pro rata to the Investors.

     4. The Notes will be secured by the Pledge Agreement (the "Pledge Agreement") and the various Security Agreements (the "Security Agreements"), each dated as of the date of this Third Supplement, being delivered by the Company or subsidiaries of the Company contempora-neously with the issuance of the Notes. The Company represents and warrants that it has ordered current UCC searches (the "Searches") covering the assets of the various parties to the Security Agreements (the "Covered Assets") and has provided to the Investors complete and accurate copies of all of such results of the Searches that it has received through the date hereof. The Company agrees that it will provide to the Investors complete and accurate copies of all remaining results of the Searches promptly following receipt by the Company or its counsel. In the event that the Investors shall fail to receive the results from all of the Searches on or prior to October 15, 1998 or any Search results indicate that one or more other creditors have a security interest in any of the Covered Assets that is prior to the security interest provided by the Security Agreements, an event of default shall be deemed to have occurred with respect to the Notes unless within five business days the Company shall have provided additional collateral to secure the Notes and the other Obligations satisfactory to the Investors.

     5. The Company hereby confirms that (a) the Company's representations and warranties contained in the Investment Agreement were true and complete in all material respects when given and that, apart from information contained in SEC Reports filed prior to the date hereof or other written information that has been provided by the Company to the Investors prior to the date hereof, there are no matters that would require any material changes to such representations and warranties were they being deemed to be given as of the date hereof, with such representations and warranties deemed to refer to the Notes being issued pursuant to this Third Supplement and the Pledge Agreement and the Security Agreements being delivered pursuant to this Third Supplement, and (b) all information provided by the Company to the Investors since January 12, 1998, including without limitation all SEC Reports, all historical or projected financial information, and all information relating to any governmental investigation of or affecting the Company, its practices or its employees, has been true and complete in all material respects.

     6. The Company hereby represents and warrants that as of August 31, 1998, the list of receivables of the Company's subsidiaries attached as Annex A hereto is complete and accurate in all respects. Since August 31, 1998, there have been no changes in the amounts or status of the receivables listed that would, individually or in the aggregate, be reasonably likely to result in a material adverse change in the business, financial condition or results of operations or prospects of the Company or any of its subsidiaries.

     7. Notwithstanding anything in either the First Supplement or the Second Supplement to the contrary, from and after the date hereof and for so long as any amount remains outstanding under the Notes, (a) all of the "Affirmative Covenants" provided for in Section VII of the Investment Agreement and all of the "Negative Covenants" provided for in Section VIII of the Investment Agreement shall be reinstated and remain in full force and effect, except that the exercise of the Company's optional redemption right under the New Preferred Stock shall not be prohibited under Section VIII(E), (b) all of the events of default provided for in Section IX of the Investment Agreement shall be reinstated and remain in full force and effect with all references therein to the "Notes" to be deemed to refer to the Notes being issued under this Third Supplement and all references to Note Documents or Collateral Documents to be deemed to refer to the Notes being issued under this Third Supplement and the Pledge Agreement and the Security Agreements being delivered pursuant to this Third Supplement, and (c) all of the provisions in Sections X through XVII of the Investment Agreement shall be reinstated and remain in full force and effect with all references therein to the "Notes" to be deemed to refer to the Notes being issued under this Third Supplement and all references to Note Documents or Collateral Documents to be deemed to refer to the Notes being issued under this Third Supplement and the Pledge Agreement and the Security Agreements being delivered pursuant to this Third Supplement.

     8. The Company agrees that the proceeds received by it from the Term Loans and from any Revolving Loans will be used by it in a manner consistent with the Consolidated Cash Flow Forecast (the "Forecast") annexed as Annex B to this Third Supplement, which the Company hereby represents and warrants to be complete and accurate in all respects, and, in the case of proceeds from any Revolving Loans, only for Qualifying Acquisitions. Not later than Noon, Eastern Time, on each alternate

Wednesday, commencing on October 21, 1998, the Company shall provide by telecopy to the Investors a summary, certified by its Chief Financial Officer as complete and accurate, of the Company's cash position as of the opening of business on the immediately preceding Monday as compared to the budgeted cash position for such date as shown on the Forecast and a certification from the Chief Financial Officer to the effect that such use of proceeds agreement shall have been complied with by the Company through the date of such certification. The Company represents and warrants that each such summary will be complete and accurate in all respects. Any failure by the Company to timely provide such report and certification or any $32,500 or greater shortfall of the Company's cash position (after deducting from such cash position the net proceeds received by the Company from the Term Notes and the Revolving Loans) as reflected in a report as compared to the forecasted cash position in the Forecast for the same date shall be deemed to be an event of default.

     9. Matters relating to the issuance and sale of the Notes pursuant to this Third Supplement and the execution and delivery by the Company or subsidiaries of this Third Supplement, the Pledge Agreement and the Security Agreements shall be addressed in opinions from Epstein Becker & Green, P.C. and Jacob & Weingarten, special counsel to the Company, each dated the date hereof and substantially in the forms of the opinion of such firms previously provided under the Investment Agreement and otherwise acceptable to the Investors.

     10. The issuance and sale of the Notes shall take place as soon as practicable after execution of this Third Supplement, subject to (a) the execution and delivery by the Company and appropriate subsidiaries of the Company to the Investors of the Notes, the Pledge Agreement, the Security Agreements and such UCC-ls as are requested by the Investors, (b) the delivery to the Investors of the opinions referenced in Section 9, (c) the delivery by the Company of a Secretary's Certificate, a Compliance Certificate, an Officer's Certificate and a Solvency Certificate, in each case substantially in the forms of the certificates previously provided under the Investment Agreement and otherwise acceptable to the Investors, (d) delivery by the Company of good standing certificates requested by the Investors, (e) delivery by the Investors of $309,312, representing the aggregate principal amount of the Term Loans, net of the fee and expense reimbursement provided for in Section 11 and (f) delivery by the Company to the Investors of evidence satisfactory to the Investors that the collateral to secure the Notes has not been pledged to any other party.

     11. The Company agrees that a loan/commitment fee of $9,500 is payable by the Company in connection with the issuance of the Notes pursuant to this Third Supplement and that such fee and $25,000 for the estimated fees and expenses of the Investors' legal counsel in connection with this Third Supplement, and $6,188, representing past due legal fees, will be deducted by the Investors from the proceeds of the Term Loans. The Company also confirms that it will promptly reimburse the Investors for any additional reasonable fees and expenses of their legal counsel in connection with this Third Supplement, the transactions contemplated hereby and the discussions between the Company and the Investors through the date hereof arising out of the Investment Agreement.

     12. The Company hereby acknowledges and agrees (a) that any and all actions taken by the Investors in respect of the Company, including without limitation in respect of their investment therein and their agreements with the Company, have in all cases been appropriate, have not given the Company any basis for legal or other objection and will not be asserted by the Company or anyone on its behalf as giving the Company any claim or right of action and (b) to indemnify and hold harmless the Investors and their affiliates for any damages or costs that they may incur by reason of any such claims or causes of action being asserted. The Company also hereby acknowledges and agrees that, by entering into this Third Supplement, the Investors have not waived any rights or claims that they may have, including without limitation their rights in respect of the New Preferred Stock and any failure by the failure by the Company to redeem the New Preferred Stock.

     13. The address of the Company, to which all notices should be sent, is:

                  666 11th Street N.W.
                  Suite 200
                  Washington, D.C. 20001

     14. Except as modified pursuant to this Third Supplement, all terms and provision of the Investment Agreement shall remain in full force and effect. Any approvals required are at the sole and absolute discretion of the Investors.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Supplement to be duly executed as of the date first written above.


                                           COMPLETE WELLNESS
                                           CENTERS, INC.

                                           BY /s/ C. THOMAS MCMILLEN
                                             --------------------------
                                           Name:  C. Thomas McMillen
                                           Title: CEO


                                           IMPRIMIS INVESTORS LLC

                                           BY /s/ FREDERICK SIMON
                                             --------------------------
                                             Name:  Frederick Simon
                                             Title: Senior Vice
                                               President

                                           WEXFORD SPECTRUM INVESTORS LLC

                                           BY /s/ FREDERICK SIMON
                                             --------------------------
                                             Name:  Frederick Simon
                                             Title: Senior Vice
                                               President
                                   8